THE AMERICAN FUNDS INCOME SERIES
                       (U.S. GOVERNMENT SECURITIES FUND)

                                     Part B
                      Statement of Additional Information

                                November 1, 2004


                        (as supplemented on April 1, 2005)


This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of U.S. Government Securities Fund (the "fund" or "GVT") dated November 1, 2004. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                        The American Funds Income Series
                       (U.S. Government Securities Fund)
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.


                               TABLE OF CONTENTS


Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        2
Fundamental policies and investment restrictions. . . . . . . . . .        6
Management of the fund  . . . . . . . . . . . . . . . . . . . . . .        8
Execution of portfolio transactions . . . . . . . . . . . . . . . .       26
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       28
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       32
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       34
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       36
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Shareholder account services and privileges . . . . . . . . . . . .       40
General information . . . . . . . . . . . . . . . . . . . . . . . .       43
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       48
Financial statements



                   U.S. Government Securities Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


..    The fund will invest substantially all of its assets (at least 80%) in securities guaranteed or sponsored by the U.S. government.
..    The fund will invest at least 65% of its assets in securities guaranteed by the U.S. government.
..    The fund may also invest in securities sponsored by the U.S. government but not guaranteed by the full faith and credit of the U.S. government; cash and cash equivalents; short-term debt; and other mortgage-related securities.
..    The fund will only purchase collateralized mortgage obligations or mortgage-backed bonds which are fully collateralized by securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and/or mortgages insured by Government National Mortgage Association.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."


U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

FEDERAL AGENCY OBLIGATIONS -- Federal agency obligations include securities issued by certain U.S. government agencies and government-sponsored entities. These securities are neither

                   U.S. Government Securities Fund -- Page 2 direct obligations of, nor guaranteed by, the U.S. government. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


These securities will be rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investors Service or unrated but determined to be of equivalent quality.


PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include:


     "MORTGAGE-BACKED SECURITIES" -- These securities may be issued by U.S. government agencies and gonvernment-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on these securities' effective maturities is magnified.

     The fund will only purchase CMOs or mortgage-backed bonds which are fully collateralized by securities issued by Ginnie Mae, Fannie Mae or Freddie Mac and/or mortgages insured by Ginnie Mae.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation- adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.


REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain

                   U.S. Government Securities Fund -- Page 3 liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceeds its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes up to 12 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank

                   U.S. Government Securities Fund -- Page 4 obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity))or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Investments in these securities are subject to the fund's ratings guidelines.


VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33-1/3% of the value of its total assets, measured at the time any such loan is made.


The fund does not currently intend to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended August 31, 2004 and 2003 were 72% and 82%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                   U.S. Government Securities Fund -- Page 5

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provided that the fund may not:


1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities") if, immediately after and as a result of such investment, more than 5% of the value of the fund's total assets would be invested in securities of the issuer;

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities;

3.   Invest in companies for the purpose of exercising control or management;

4. Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

5. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

6. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by the fund would exceed 10% of the value of the fund's total assets;

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

8. Make loans, except that the fund may purchase readily marketable debt securities and invest in repurchase agreements and make loans of portfolio securities. The fund will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the fund, exceeds 10% of the value of its total assets;

                   U.S. Government Securities Fund -- Page 6

9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase agreements, provided that the fund will limit its aggregate borrowings to no more than one-third of its total assets;

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement;

13. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest in interests in oil, gas, or other mineral exploration or development programs;

15. Invest more than 5% of its total assets in warrants which are unattached to securities;

16.  Write, purchase or sell puts, calls or combinations thereof.

Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission. For purposes of Investment Restriction #6, the fund will not invest more than 15% of its net assets in illiquid securities.


NONFUNDAMENTAL POLICY -- The following policy may be changed without shareholder approval.


The fund may not issue senior securities, except as permitted by the 1940 Act.

                   U.S. Government Securities Fund -- Page 7

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

                                    YEAR FIRST                                      NUMBER OF PORTFOLIOS
                        POSITION     ELECTED                                          WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                        WITH THE    A TRUSTEE      PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ OVERSEEN             HELD
     NAME AND AGE         FUND    OF THE FUND/1/          PAST FIVE YEARS                BY TRUSTEE              BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Trustee       1999        Corporate director and author;            14            Carnival Corporation
 Jr.                                               former U.S. Ambassador to
 Age: 70                                           Spain; former Vice Chairman,
                                                   Knight-Ridder, Inc.
                                                   (communications company);
                                                   former Chairman and Publisher,
                                                   The Miami Herald
                                                   ----------------
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Trustee       1985        Private investor; former                  19            Ducommun Incorporated;
 Christie                                          President and CEO, The Mission                          IHOP Corporation;
 Age: 71                                           Group (non-utility holding                              Southwest Water Company;
                                                   company, subsidiary of                                  Valero L.P.
                                                   Southern California Edison
                                                   Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Trustee       1994        Chairman of the Board and CEO,            12            Allegheny Technologies;
 Age: 55                                           Ecovation, Inc. (organic waste                          BF Goodrich;
                                                   management)                                             Teledyne Technologies
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Trustee       1989        Chairman of the Board and CEO,            16            None
 Age: 69                                           Senior Resource Group LLC
                                                   (development and management of
                                                   senior living communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Trustee       1994        President and CEO, Fuller                 14            None
 Age: 58                                           Consulting (financial
                                                   management consulting firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Trustee       1991        Chairman of the Board and CEO,            13            Sempra Energy;
 Age: 69                                           AECOM Technology Corporation                            Southwest Water Company
                                                   (engineering, consulting and
                                                   professional technical
                                                   services)
-----------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Trustee       1999        Principal, The Sanchez Family             12            None
 Age: 61                                           Corporation dba McDonald's
                                                   Restaurants (McDonald's
                                                   licensee)
-----------------------------------------------------------------------------------------------------------------------------------


                   U.S. Government Securities Fund -- Page 8

                                                       PRINCIPAL OCCUPATION(S)
                                      YEAR FIRST               DURING
                                       ELECTED           PAST FIVE YEARS AND       NUMBER OF PORTFOLIOS
                       POSITION       A TRUSTEE            POSITIONS HELD            WITHIN THE FUND       OTHER DIRECTORSHIPS/3/
                       WITH THE     AND/OR OFFICER    WITH AFFILIATED ENTITIES     COMPLEX/2/ OVERSEEN              HELD
   NAME AND AGE          FUND       OF THE FUND/1/  OR THE PRINCIPAL UNDERWRITER        BY TRUSTEE               BY TRUSTEE
----------------------------------------------------         OF THE FUND
 "INTERESTED" TRUSTEES/4,//5/                       -------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Abner D.             Vice               1985        Senior Vice President and              12            None
 Goldstine            Chairman of                    Director, Capital Research
 Age: 74              the Board                      and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Chairman of        1985        Executive Vice President               17            None
 Jr.                  the Board                      and Director, Capital
 Age: 55                                             Research and Management
                                                     Company; Director, The
                                                     Capital Group Companies,
                                                     Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 John H. Smet         President          1993        Senior Vice President,                  2            None
 Age: 48                                             Capital Research and
                                                     Management Company
-----------------------------------------------------------------------------------------------------------------------------------



                   U.S. Government Securities Fund -- Page 9

                                                                                     PRINCIPAL OCCUPATION(S) DURING
                               POSITION          YEAR FIRST ELECTED                PAST FIVE YEARS AND POSITIONS HELD
                               WITH THE              AN OFFICER                         WITH AFFILIATED ENTITIES
     NAME AND AGE                FUND              OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
------------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
------------------------------------------------------------------------------------------------------------------------------------
 Kristine M.                Vice President              2003         Vice President and Counsel - Fund Business Management Group,
 Nishiyama                                                           Capital Research and Management Company
 Age: 34
------------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams             Secretary                1985         Vice President - Fund Business Management Group, Capital
 Age: 56                                                             Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Sharon G. Moseley             Treasurer                2002         Vice President - Fund Business Management Group, Capital
 Age: 36                                                             Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick      Assistant Secretary           1994         Assistant Vice President - Fund Business Management Group,
 Age: 40                                                             Capital Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman        Assistant Treasurer           2001         Vice President - Fund Business Management Group, Capital
 Age: 34                                                             Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------



* Company affiliated with Capital Research and Management Company.
1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                   U.S. Government Securities Fund -- Page 10

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2003

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY TRUSTEE
-------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie              None                   Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton                      None                   Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman              $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/2/
-------------------------------------------------------------------------------
 Abner D. Goldstine            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.          $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 John H. Smet                $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" Trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the investment adviser or its affiliates. Certain of the fund's unaffiliated Trustees may also serve as Board or Committee members for other American Funds whose Boards or Committees meet jointly with those of the fund. For joint Board or Contracts Committee meetings, the fund pays each Trustee a pro rata portion of an attendance fee of $2,520; for joint Nominating Committee meetings, the fund pays each Trustee a pro rata portion of an attendance fee of $1,200; and for joint Audit Committee meetings the fund pays each Trustee a pro rata portion of an annual attendance fee of $5,040. Several other American funds meet jointly with the fund, but annual fees are paid by each fund individually. GVT pays annual retainer fees of $3,000. However, any unaffiliated Trustee who serves only GVT and the funds with which GVT meets jointly and no other American Funds shall be paid annual compensation aggregating $50,000, a pro rata portion of which is paid by each of the funds which meet jointly. The payment by the fund to certain unaffiliated Trustees of a larger annual fee reflects the significant time and labor commitment required of any mutual fund board member.


The Nominating Committee of the Board of Trustees, a Committee comprised exclusively of Trustees not affiliated with the investment adviser, reviews Trustee compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the

                   U.S. Government Securities Fund -- Page 11

Nominating Committee Committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data.


No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the investment adviser.


TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2004

                                                                                                    TOTAL COMPENSATION (INCLUDING
                                                                       AGGREGATE COMPENSATION           VOLUNTARILY DEFERRED
                                                                       (INCLUDING VOLUNTARILY             COMPENSATION/1/)
                                                                      DEFERRED COMPENSATION/1/)       FROM ALL FUNDS MANAGED BY
                                NAME                                        FROM THE FUND          CAPITAL RESEARCH AND MANAGEMENT
-------------------------------------------------------------------------------------------------   COMPANY OR ITS AFFILIATES/2/
                                                                                                 -----------------------------------
 Richard G. Capen, Jr./3/                                                      $4,499                         $112,748
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                                                       4,562                          254,410
------------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel/3/                                                              5,069                           62,156
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                                               5,617                          223,880
------------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller/3/                                                           4,498                          169,685
------------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman                                                              5,004                          141,620
------------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez                                                               5,235                           64,156
------------------------------------------------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Trustees. Compensation for the fiscal year ended August 31, 2004, includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2004 fiscal year for participating Trustees is as follows: Richard G. Capen, Jr. ($17,085), H. Frederick Christie ($13,890), Diane C. Creel ($19,743), Martin Fenton, ($20,194) and Leonard R. Fuller ($28,600) Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

As of October 1, 2004, the officers and Trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF TRUSTEES -- The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 8, 1985. Although the Board of Trustees has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

                   U.S. Government Securities Fund -- Page 12

Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


REMOVAL OF TRUSTEES BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any Trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Trustees. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Trustees, as though the fund were a common-law trust. Accordingly, the Trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.


COMMITTEES OF THE BOARD OF TRUSTEES -- The fund has an Audit Committee comprised of Diane C. Creel, Martin Fenton, Richard G. Newman and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm

                   U.S. Government Securities Fund -- Page 13 and the full Board of Trustees. Two Audit Committee meetings were held during the 2004 fiscal year.


The fund has a Contracts Committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 of the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters. One Contracts Committee meeting was held during the 2004 fiscal year.


The fund has a Nominating Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates independent Trustee candidates to the full Board of Trustees. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2004 fiscal year.


PROXY VOTING PROCEDURES AND GUIDELINES -- The investment adviser has adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by an investment committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more

                   U.S. Government Securities Fund -- Page 14

American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. The fund's voting record for the 12 months ended June 30, 2004 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

                   U.S. Government Securities Fund -- Page 15

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on October 1, 2004:


                   NAME AND ADDRESS                     OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------
 Edward D. Jones & Co.                                  Class A         6.00%
 201 Progress Parkway
 Maryland Hts., MO  63043-3009
-------------------------------------------------------------------------------
 MLPF&S For The Sole Benefit of Its Customers           Class C         8.48
 4800 Deer Lake Drive East, Floor 2
 Jacksonville, FL  32246-6484
-------------------------------------------------------------------------------
 VCSP/CollegeAmerica                                    Class 529-F     5.40
 Lynne Walker
 Virginia
-------------------------------------------------------------------------------
 Edward Iannone Jr. TTEE                                Class R-1      11.91
 Eagle Tool, Inc. 401K
 430 Kinsley Avenue
 Providence, RI  02909-1020
-------------------------------------------------------------------------------
 Circle Trust Co. TTEE                                  Class R-1       6.10
 Harrison O. French Architect 401K
 Metro Center
 1 Station Plaza
 Stamford, CT  06902-6800
-------------------------------------------------------------------------------
 CB&T Trustee For                                       Class R-3      35.27
 Trader Joe's Company
 c/o Fascorp
 8515 East Orchard Road #2T2
 Greenwood Village, CO  80111-5002
-------------------------------------------------------------------------------
 CB&T Trustee For                                       Class R-4       9.34
 Robert Talbott Inc. 401K Plan
 c/o Fascorp
 8515 East Orchard Road #2T2
 Greenwood Village, CO  80111-5002
-------------------------------------------------------------------------------
 CB&T Trustee For                                       Class R-4       8.59
 Shaw Systems Associates Inc.
 c/o Fascorp
 8515 East Orchard Road #2T2
 Greenwood Village, CO  80111-5002
-------------------------------------------------------------------------------
 CB&T Trustee For                                       Class R-4       6.81
 Thrift Plan for Employees of the J.S. Guggenheim
 Memorial Foundation
 c/o Fascorp
 8515 East Orchard Road #2T2
 Greenwood Village, CO  80111-5002
-------------------------------------------------------------------------------
 CB&T Trustee For                                       Class R-4      22.92
 EMS 401K Profit Sharing Plan
 c/o Fascorp
 8515 East Orchard Road #2T2
 Greenwood Village, CO  80111-5002
-------------------------------------------------------------------------------
 The Northern Trust TTEE                                Class R-5      15.42
 UBS Financial Services Inc.
 P.O. Box 92994
 Chicago, IL  60675-2994
-------------------------------------------------------------------------------
 Capital Group Master Retirement Plan                   Class R-5      42.88
 c/o Capital Guardian Trust Company
 333 South Hope Street
 Los Angeles, CA  90071-1406
-------------------------------------------------------------------------------


                   U.S. Government Securities Fund -- Page 16

INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, D.C.; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until May 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

                   U.S. Government Securities Fund -- Page 17

In considering the renewal of the Agreement each year, the Contracts Committee of the Board of Trustees evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Trustees.


The Committee commented favorably on the solid relative results of the fund, noting that it was near or above the averages for its respective peer groups for the one-, three-, five- and 10-year periods ended December 31, 2003. They also noted that the fund's advisory fees and total expenses for 2003 as a percentage of its respective average net assets were below the averages of its respective peer groups. They also considered the depth and quality of the investment adviser's research capabilities; the low turnover rates of its key personnel and the overall stability of its organization; the experience, capability and integrity of its senior management; and its commitment and systems in place to ensure a high level of compliance with applicable laws, rules and other requirements. Based on their review, the Committee concluded that the fund's advisory fees are fair, both absolutely and in comparison with those of other similar funds in the industry, and that the fund's shareholders have received reasonable value in return for those fees.


In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Trustees unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.


The management fee is based on the following rates and daily net asset levels:


                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.15                   3,000,000,000
------------------------------------------------------------------------------


                   U.S. Government Securities Fund -- Page 18

The Agreement also provides for fees based on monthly gross investment income at the following rates:


                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------
            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.25                       3,333,333                  8,333,333
-----------------------------------------------------------------------------------
            2.00                       8,333,333
-----------------------------------------------------------------------------------


Assuming net assets of $2.5 billion and gross investment income levels of 6%, 7%, 8%, 9% and 10%, management fees would be 0.32%, 0.34%, 0.36%, 0.38% and
0.40%, respectively.


The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.


For the fiscal year ended August 31, 2004, the investment adviser received $5,155,000 for the basic management fee (based on a percentage of the net assets of the fund as expressed above) plus $2,379,000 (based on a percentage of the fund's gross income as expressed above), for a total fee of $7,534,000. For the fiscal years ended August 31, 2003 and 2002, management fees paid by the fund amounted to $9,401,000 and $5,893,000, respectively.


For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.


ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until May 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Trustees who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

                   U.S. Government Securities Fund -- Page 19

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, Class R-2, Class R-3 and Class R-4 shares, the investment adviser agreed to pay a portion of these fees. For the year ended August 31, 2004, the total fees paid by the investment adviser were $380,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each applicable share class, except Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average net assets of Class R-5 shares.


During the 2004 fiscal period, administrative services fees, gross of any payments made by the investment adviser, were:

                                                    ADMINISTRATIVE SERVICES FEE
-------------------------------------------------------------------------------------
                  CLASS C                                    $282,000
-------------------------------------------------------------------------------------
                  CLASS F                                      53,000
-------------------------------------------------------------------------------------
                CLASS 529-A                                    60,000
-------------------------------------------------------------------------------------
                CLASS 529-B                                    30,000
-------------------------------------------------------------------------------------
                CLASS 529-C                                    44,000
-------------------------------------------------------------------------------------
                CLASS 529-E                                     4,000
-------------------------------------------------------------------------------------
                CLASS 529-F                                     1,000
-------------------------------------------------------------------------------------
                 CLASS R-1                                      6,000
-------------------------------------------------------------------------------------
                 CLASS R-2                                    527,000
-------------------------------------------------------------------------------------
                 CLASS R-3                                    253,000
-------------------------------------------------------------------------------------
                 CLASS R-4                                     12,000
-------------------------------------------------------------------------------------
                 CLASS R-5                                      7,000
-------------------------------------------------------------------------------------


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332

                   U.S. Government Securities Fund -- Page 20

Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2004            $  979,000          $ 3,761,000
                                                  2003             2,959,000           11,321,000
                                                  2002             1,895,000            7,284,000
                 CLASS B                          2004                73,000            1,084,000
                                                  2003             1,109,000            6,158,000
                                                  2002               777,000            4,292,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2004                54,000              209,000
                                                  2003               155,000              584,000
                                                  2002                47,000              183,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2004                11,000              101,000
                                                  2003                74,000              447,000
                                                  2002                17,000              131,000
-----------------------------------------------------------------------------------------------------


                   U.S. Government Securities Fund -- Page 21

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund are committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Trustees.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (c) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares; (g) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that

                   U.S. Government Securities Fund -- Page 22 such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.


For Class B and 529-B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


For Class R-1 shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

                   U.S. Government Securities Fund -- Page 23

During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                  $4,565,000                  $902,000
------------------------------------------------------------------------------
        CLASS B                   2,457,000                   259,000
------------------------------------------------------------------------------
        CLASS C                   1,399,000                   237,000
------------------------------------------------------------------------------
        CLASS F                      72,000                    20,000
------------------------------------------------------------------------------
      CLASS 529-A                    60,000                    17,000
------------------------------------------------------------------------------
      CLASS 529-B                   139,000                    16,000
------------------------------------------------------------------------------
      CLASS 529-C                   212,000                    43,000
------------------------------------------------------------------------------
      CLASS 529-E                    12,000                     3,000
------------------------------------------------------------------------------
      CLASS 529-F                     2,000                     1,000
------------------------------------------------------------------------------
       CLASS R-1                     16,000                     5,000
------------------------------------------------------------------------------
       CLASS R-2                    415,000                   115,000
------------------------------------------------------------------------------
       CLASS R-3                    305,000                    60,000
------------------------------------------------------------------------------
       CLASS R-4                     16,000                     5,000
------------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.

                   U.S. Government Securities Fund -- Page 24

As of March 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.

                   U.S. Government Securities Fund -- Page 25

     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's equity and/or fixed portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. For example, with respect to equity transactions, the fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the fund's portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions.


Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended August 31, 2004, 2003 and 2002 amounted to $0, $132,000 and $108,000, respectively. The fund did not purchase any securities subject to explicit investment dealer concessions, resulting in a decrease in brokerage commissions paid on portfolio transactions from fiscal year 2003.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

                   U.S. Government Securities Fund -- Page 26

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.


Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make

                   U.S. Government Securities Fund -- Page 27 fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with

                   U.S. Government Securities Fund -- Page 28 respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount. The fund may pass through the income earned on certain U.S. government bonds free of various states' income taxes. However, a few states require the fund to hold more than 50% of its assets in these types of government bonds at the end of every fiscal quarter in order to qualify for the tax exemption. The fund does not currently intend to actively meet the 50% threshold in order to qualify for the tax exemption in those few states.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account currently are not taxable.

                   U.S. Government Securities Fund -- Page 29

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

                   U.S. Government Securities Fund -- Page 30

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer

                   U.S. Government Securities Fund -- Page 31 identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


     CONTACTING YOUR INVESTMENT ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           155 Fifth Street, Sixth Floor
           San Francisco, CA 94106
           (ABA #121000248)

                   U.S. Government Securities Fund -- Page 32

           For credit to the account of American Funds Service Company A/c# 4600-076178
           (fund name)
           (your fund acct. no.)

     You may obtain your account number by calling 800/421-1080. Please indicate an investment dealer on the account.

All investments are subject to the purchase minimums and maximums described in the prospectus. The fund and the Principal Underwriter reserve the right to reject any purchase order.


Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASES BY RETIREMENT PLANS -- Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail nonretirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica accounts.


Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct/SM/ recordkeeping programs. Class B and C shares generally are not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans and money purchase pension and profit-sharing plans.


EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

                   U.S. Government Securities Fund -- Page 33

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).


FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, beginning on January 12, 2005, certain redemptions may trigger a purchase block lasting 30 calendar days. The following transactions are exempt from this general purchase block policy:


     .Systematic redemptions (e.g., regular periodic automatic redemptions), where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption, will not result in future purchases being prevented.

     .Purchases (including purchases that are part of an exchange transaction) of shares having a value of less than $5,000 will not be prevented.

     .Systematic purchases (e.g., regular periodic automatic transactions, automatic reinvestments of dividends and capital gain distributions, and Statement of Intention escrow share redemptions), where the entity maintaining the shareholder account is able to identify the transaction as a systematic purchase, will not be prevented.

     .Purchase transactions involving transfers of assets, rollovers, Roth
          IRA conversions and IRA re-characterizations will not be prevented.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


                                 SALES CHARGES

INITIAL AND CONTINGENT DEFERRED SALES CHARGES -- The initial sales charge paid by you on investments in Class A shares, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the prospectus due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

                   U.S. Government Securities Fund -- Page 34

Similarly, any contingent deferred sales charge paid by you on investments in Class A, B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described in the prospectus due to rounding.


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they are currently invested in Class A shares.403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

     (3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

                   U.S. Government Securities Fund -- Page 35

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity ;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     10 full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.


     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the

                   U.S. Government Securities Fund -- Page 36

     Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below) or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

                   U.S. Government Securities Fund -- Page 37

     .endowments or foundations established and controlled by you or your immediate family;

     .CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for nonprofit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation), or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A purchases not subject to sales charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, if your investment is not in an employer-sponsored retirement plan, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the current value of its investments in American Legacy Retirement Investment Plans.

                   U.S. Government Securities Fund -- Page 38

     Direct purchases of American Funds money market funds are excluded. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     . in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     . in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     . in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termi-

                   U.S. Government Securities Fund -- Page 39 nation of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money

                   U.S. Government Securities Fund -- Page 40 will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders as shareholders of the 529 share classes will be automatically reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:


(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

                   U.S. Government Securities Fund -- Page 41

Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.


CHECKWRITING -- You may establish check writing privileges for American Funds money market funds by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card. Check

                   U.S. Government Securities Fund -- Page 42 writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.


REDEMPTION OF SHARES -- The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 or R share classes.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $3,223,000 for Class A shares and $345,000 for Class B shares for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Trustees.


INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for Trustees who are not "interested

                   U.S. Government Securities Fund -- Page 43 persons" (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Trustees of the fund, as prescribed by the 1940 Act and the related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the fund was organized, and California, where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.

The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform its contract with the fund. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."


OTHER INFORMATION -- The financial statements including the investment portfolio and the report of independent registered public accounting firm contained in the annual report are included in

                   U.S. Government Securities Fund -- Page 44 this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2004

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $13.74
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $14.28


FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.


                   U.S. Government Securities Fund -- Page 45

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409



                   U.S. Government Securities Fund -- Page 46

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.




                   U.S. Government Securities Fund -- Page 47

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service (Moody's) and Standard & Poor's Corporation (Standard & Poor's).


                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

AAA
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


AA
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.


BAA
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


BA
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B
Obligations rated B are considered speculative and are subject to high credit risk.


CAA
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


CA
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                   U.S. Government Securities Fund -- Page 48

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                   U.S. Government Securities Fund -- Page 49

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                   U.S. Government Securities Fund -- Page 50

[logo - AMERICAN FUNDS(r)]



U.S. GOVERNMENT SECURITIES FUND
Investment portfolio
August 31, 2004

                                                                                        Principal amount     Market value
BONDS AND NOTES -- 94.81%                                                                          (000)            (000)

U.S. TREASURY NOTES & BONDS -- 49.51%
U.S. Treasury Obligations 11.625% 2004                                                        $    9,500    $       9,695
U.S. Treasury Obligations 1.125% 2005                                                              6,410            6,371
U.S. Treasury Obligations 1.625% 2005                                                             44,250           44,056
U.S. Treasury Obligations 5.75% 2005                                                              50,000           52,188
U.S. Treasury Obligations 2.50% 2006                                                               7,110            7,134
U.S. Treasury Obligations 3.50% 2006                                                              23,600           24,113
U.S. Treasury Obligations 4.625% 2006                                                            126,600          131,565
U.S. Treasury Obligations 5.625% 2006                                                              5,700            5,985
U.S. Treasury Obligations 6.875% 2006(1)                                                          86,250           92,867
U.S. Treasury Obligations 7.00% 2006                                                              48,750           52,871
U.S. Treasury Obligations 3.25% 2007                                                              41,780           42,387
U.S. Treasury Obligations 3.375% 2007(2)                                                          34,420           36,941
U.S. Treasury Obligations 4.375% 2007(1)                                                          29,290           30,594
U.S. Treasury Obligations 6.25% 2007                                                              44,500           48,387
U.S. Treasury Obligations 6.625% 2007                                                             13,370           14,745
U.S. Treasury Obligations 3.625% 2008(2)                                                          32,534           35,848
U.S. Treasury Obligations 5.625% 2008                                                             12,000           13,110
U.S. Treasury Obligations 6.00% 2009                                                              13,540           15,186
U.S. Treasury Obligations 5.75% 2010                                                              45,535           50,857
U.S. Treasury Obligations 5.00% 2011                                                              66,850           71,874
U.S. Treasury Obligations 3.00% 2012(2)                                                              530              619
U.S. Treasury Obligations 4.375% 2012                                                             17,355           17,884
U.S. Treasury Obligations 3.875% 2013                                                             52,010           51,612
U.S. Treasury Obligations 4.25% 2013                                                              23,500           23,823
U.S. Treasury Obligations 12.00% 2013                                                             10,000           13,300
U.S. Treasury Obligations 4.25% 2014                                                              17,000           17,165
U.S. Treasury Obligations 9.25% 2016                                                              46,630           67,089
U.S. Treasury Obligations 8.125% 2019                                                             22,800           31,140
U.S. Treasury Obligations 8.875% 2019                                                              9,100           13,118
U.S. Treasury Obligations 7.875% 2021                                                             11,030           14,866
U.S. Treasury Obligations 6.875% 2025                                                             29,500           36,820
U.S. Treasury Obligations 6.50% 2026                                                              53,000           63,683
U.S. Treasury Obligations 3.875% 2029(2)                                                           1,070            1,637
U.S. Treasury Obligations 5.25% 2029                                                              63,350           65,439
U.S. Treasury Obligations 6.25% 2030                                                               7,555            8,905
U.S. Treasury Obligations 5.375% 2031                                                              6,000            6,386
U.S. Treasury Obligations Principal Strip 0% 2011                                                  5,285            3,987
U.S. Treasury Obligations Principal Strip 0% 2019                                                 32,790           15,936
                                                                                                                1,240,183

MORTGAGE-BACKED OBLIGATIONS(3) -- 30.28%
Government National Mortgage Assn. 7.50% 2009                                                 $      151        $     160
Government National Mortgage Assn. 7.50% 2009                                                         71               75
Government National Mortgage Assn. 9.00% 2009                                                        412              441
Government National Mortgage Assn. 9.50% 2009                                                         81               88
Government National Mortgage Assn. 7.50% 2011                                                        189              203
Government National Mortgage Assn. 7.50% 2011                                                         27               29
Government National Mortgage Assn. 5.50% 2013                                                        301              315
Government National Mortgage Assn. 6.00% 2013                                                     15,770           16,743
Government National Mortgage Assn. 6.00% 2013                                                      1,486            1,576
Government National Mortgage Assn. 6.00% 2013                                                        329              349
Government National Mortgage Assn. 6.00% 2013                                                        324              344
Government National Mortgage Assn. 6.00% 2013                                                        246              261
Government National Mortgage Assn. 6.00% 2014                                                      6,245            6,618
Government National Mortgage Assn. 6.00% 2014                                                        924              979
Government National Mortgage Assn. 6.00% 2014                                                        801              849
Government National Mortgage Assn. 6.00% 2014                                                        418              443
Government National Mortgage Assn. 6.00% 2014                                                        211              223
Government National Mortgage Assn. 6.50% 2014                                                        677              724
Government National Mortgage Assn. 6.50% 2014                                                        647              691
Government National Mortgage Assn. 6.50% 2014                                                        641              685
Government National Mortgage Assn. 6.50% 2014                                                        395              422
Government National Mortgage Assn. 6.50% 2014                                                        360              385
Government National Mortgage Assn. 6.50% 2014                                                        279              298
Government National Mortgage Assn. 6.50% 2014                                                        264              283
Government National Mortgage Assn. 6.50% 2014                                                        263              282
Government National Mortgage Assn. 6.50% 2014                                                        218              233
Government National Mortgage Assn. 6.50% 2014                                                        216              231
Government National Mortgage Assn. 6.50% 2014                                                        208              222
Government National Mortgage Assn. 6.50% 2014                                                        176              188
Government National Mortgage Assn. 6.50% 2014                                                        106              114
Government National Mortgage Assn. 6.50% 2014                                                        105              113
Government National Mortgage Assn. 5.50% 2016                                                      1,329            1,388
Government National Mortgage Assn. 5.50% 2016                                                        782              817
Government National Mortgage Assn. 5.50% 2016                                                        762              796
Government National Mortgage Assn. 5.50% 2016                                                        761              795
Government National Mortgage Assn. 5.50% 2016                                                        730              763
Government National Mortgage Assn. 5.50% 2016                                                        649              677
Government National Mortgage Assn. 5.50% 2016                                                        584              610
Government National Mortgage Assn. 5.50% 2016                                                        552              576
Government National Mortgage Assn. 5.50% 2016                                                        538              562
Government National Mortgage Assn. 5.50% 2016                                                        531              554
Government National Mortgage Assn. 5.50% 2016                                                        430              449
Government National Mortgage Assn. 5.50% 2016                                                        379              396
Government National Mortgage Assn. 5.50% 2016                                                        375              392
Government National Mortgage Assn. 5.50% 2016                                                        241              251
Government National Mortgage Assn. 5.50% 2016                                                        221              231
Government National Mortgage Assn. 6.00% 2016                                                      2,779            2,940
Government National Mortgage Assn. 6.00% 2016                                                      1,041            1,101
Government National Mortgage Assn. 6.00% 2016                                                        998            1,056
Government National Mortgage Assn. 6.00% 2016                                                        821              869
Government National Mortgage Assn. 6.50% 2016                                                      1,473            1,573
Government National Mortgage Assn. 6.50% 2016                                                        592              633
Government National Mortgage Assn. 9.00% 2016                                                        143              159
Government National Mortgage Assn. 5.50% 2017                                                      8,263            8,630
Government National Mortgage Assn. 5.50% 2017                                                      7,165            7,483
Government National Mortgage Assn. 5.50% 2017                                                      2,596            2,711
Government National Mortgage Assn. 5.50% 2017                                                      2,570            2,685
Government National Mortgage Assn. 6.00% 2017                                                      3,309            3,501
Government National Mortgage Assn. 6.00% 2017                                                        929              983
Government National Mortgage Assn. 6.00% 2017                                                        637              674
Government National Mortgage Assn., Series 2002-28, Class A, 4.776% 2018                           3,901            4,040
Government National Mortgage Assn. 9.00% 2019                                                        152              170
Government National Mortgage Assn. 10.00% 2019                                                     2,548            2,936
Government National Mortgage Assn. 8.50% 2020                                                         41               45
Government National Mortgage Assn. 8.50% 2021                                                        130              143
Government National Mortgage Assn. 8.50% 2021                                                         46               51
Government National Mortgage Assn. 9.00% 2021                                                         74               82
Government National Mortgage Assn. 10.00% 2021                                                       743              859
Government National Mortgage Assn. 7.50% 2022                                                         21               23
Government National Mortgage Assn. 8.00% 2022                                                        459              503
Government National Mortgage Assn. 8.50% 2022                                                         53               58
Government National Mortgage Assn. 8.50% 2022                                                         28               31
Government National Mortgage Assn. 8.50% 2022                                                         22               25
Government National Mortgage Assn. 7.50% 2023                                                        173              189
Government National Mortgage Assn. 7.50% 2023                                                         84               91
Government National Mortgage Assn. 7.50% 2023                                                         51               56
Government National Mortgage Assn. 7.50% 2023                                                         47               51
Government National Mortgage Assn. 7.50% 2023                                                         34               36
Government National Mortgage Assn. 8.00% 2023                                                        606              664
Government National Mortgage Assn. 8.00% 2023                                                        271              297
Government National Mortgage Assn. 8.00% 2023                                                        160              175
Government National Mortgage Assn. 8.50% 2023                                                         48               53
Government National Mortgage Assn. 7.00% 2024                                                        686              735
Government National Mortgage Assn. 7.00% 2024                                                        529              570
Government National Mortgage Assn. 7.50% 2024                                                        125              136
Government National Mortgage Assn. 7.50% 2024                                                         55               59
Government National Mortgage Assn. 7.50% 2024                                                         32               35
Government National Mortgage Assn. 7.50% 2024                                                         11               12
Government National Mortgage Assn. 7.00% 2025                                                        514              551
Government National Mortgage Assn. 7.00% 2025                                                        449              481
Government National Mortgage Assn. 7.00% 2026                                                        218              235
Government National Mortgage Assn. 7.00% 2026                                                         61               66
Government National Mortgage Assn. 7.50% 2026                                                        368              400
Government National Mortgage Assn. 8.00% 2026                                                         47               52
Government National Mortgage Assn. 8.00% 2026                                                         20               22
Government National Mortgage Assn. 7.00% 2027                                                        307              330
Government National Mortgage Assn. 7.50% 2027                                                        126              137
Government National Mortgage Assn. 8.00% 2027                                                        327              361
Government National Mortgage Assn. 6.00% 2028                                                      4,691            4,897
Government National Mortgage Assn. 6.00% 2028                                                      2,566            2,680
Government National Mortgage Assn. 6.00% 2028                                                      2,510            2,621
Government National Mortgage Assn. 6.00% 2028                                                        556              580
Government National Mortgage Assn. 6.50% 2028                                                      3,623            3,843
Government National Mortgage Assn. 6.50% 2028                                                        499              529
Government National Mortgage Assn. 6.50% 2028                                                        432              458
Government National Mortgage Assn. 6.50% 2028                                                        411              436
Government National Mortgage Assn. 6.50% 2028                                                        135              143
Government National Mortgage Assn. 6.50% 2028                                                         21               22
Government National Mortgage Assn. 7.00% 2028                                                        750              806
Government National Mortgage Assn. 7.00% 2028                                                        439              472
Government National Mortgage Assn. 7.00% 2028                                                        116              124
Government National Mortgage Assn. 7.50% 2028                                                        319              347
Government National Mortgage Assn. 7.50% 2028                                                        126              137
Government National Mortgage Assn. 6.00% 2029                                                      8,331            8,696
Government National Mortgage Assn. 6.00% 2029                                                        305              318
Government National Mortgage Assn. 6.50% 2029                                                        837              887
Government National Mortgage Assn. 6.50% 2029                                                        574              609
Government National Mortgage Assn. 6.50% 2029                                                        423              449
Government National Mortgage Assn. 6.50% 2029                                                        417              442
Government National Mortgage Assn. 6.50% 2029                                                        148              157
Government National Mortgage Assn. 7.00% 2029                                                        569              611
Government National Mortgage Assn. 7.00% 2029                                                        414              444
Government National Mortgage Assn. 7.00% 2029                                                        378              406
Government National Mortgage Assn. 7.00% 2029                                                        291              313
Government National Mortgage Assn. 7.50% 2029                                                        255              277
Government National Mortgage Assn. 7.50% 2029                                                        110              119
Government National Mortgage Assn. 7.50% 2029                                                        101              109
Government National Mortgage Assn. 7.00% 2030                                                        408              437
Government National Mortgage Assn. 7.50% 2030                                                      1,217            1,320
Government National Mortgage Assn. 7.50% 2030                                                        745              807
Government National Mortgage Assn. 7.50% 2030                                                        726              787
Government National Mortgage Assn. 7.50% 2030                                                        497              538
Government National Mortgage Assn. 7.50% 2030                                                        181              196
Government National Mortgage Assn. 8.00% 2030                                                        365              400
Government National Mortgage Assn. 8.00% 2030                                                        231              254
Government National Mortgage Assn. 8.00% 2030                                                        175              192
Government National Mortgage Assn. 8.00% 2030                                                        143              157
Government National Mortgage Assn. 8.00% 2030                                                        132              145
Government National Mortgage Assn. 8.00% 2030                                                         59               65
Government National Mortgage Assn. 8.00% 2030                                                         36               39
Government National Mortgage Assn. 5.50% 2031                                                      2,833            2,894
Government National Mortgage Assn. 6.00% 2031                                                      8,751            9,118
Government National Mortgage Assn. 6.00% 2031                                                      1,814            1,890
Government National Mortgage Assn. 6.50% 2031                                                      3,813            4,040
Government National Mortgage Assn. 6.50% 2031                                                      1,923            2,037
Government National Mortgage Assn. 6.50% 2031                                                      1,584            1,676
Government National Mortgage Assn. 6.50% 2031                                                      1,179            1,248
Government National Mortgage Assn. 6.50% 2031                                                      1,035            1,096
Government National Mortgage Assn. 6.50% 2031                                                        735              778
Government National Mortgage Assn. 6.50% 2031                                                        298              315
Government National Mortgage Assn. 6.50% 2031                                                        243              257
Government National Mortgage Assn. 6.50% 2031                                                        165              175
Government National Mortgage Assn. 7.00% 2031                                                      1,637            1,753
Government National Mortgage Assn. 7.00% 2031                                                      1,598            1,712
Government National Mortgage Assn. 7.00% 2031                                                      1,063            1,139
Government National Mortgage Assn. 7.00% 2031                                                        933              999
Government National Mortgage Assn. 7.00% 2031                                                        772              827
Government National Mortgage Assn. 7.00% 2031                                                        685              735
Government National Mortgage Assn. 7.00% 2031                                                        414              443
Government National Mortgage Assn. 7.00% 2031                                                        142              152
Government National Mortgage Assn. 7.00% 2031                                                         50               54
Government National Mortgage Assn. 7.50% 2031                                                        460              498
Government National Mortgage Assn. 7.50% 2031                                                        376              407
Government National Mortgage Assn. 7.50% 2031                                                        203              220
Government National Mortgage Assn. 6.00% 2032                                                      1,095            1,140
Government National Mortgage Assn. 6.50% 2032                                                      4,725            5,000
Government National Mortgage Assn. 6.50% 2032                                                      2,121            2,244
Government National Mortgage Assn. 6.50% 2032                                                      1,725            1,827
Government National Mortgage Assn. 6.50% 2032                                                      1,453            1,537
Government National Mortgage Assn. 6.50% 2032                                                      1,249            1,322
Government National Mortgage Assn. 6.50% 2032                                                      1,147            1,213
Government National Mortgage Assn. 6.50% 2032                                                        656              694
Government National Mortgage Assn. 7.00% 2032                                                      5,988            6,415
Government National Mortgage Assn. 7.00% 2032                                                      2,083            2,231
Government National Mortgage Assn. 7.00% 2032                                                      1,878            2,011
Government National Mortgage Assn. 7.00% 2032                                                      1,262            1,351
Government National Mortgage Assn. 7.50% 2032                                                      2,317            2,508
Government National Mortgage Assn. 7.50% 2032                                                        603              653
Government National Mortgage Assn. 6.00% 2033                                                     22,992           23,914
Government National Mortgage Assn. 6.00% 2033                                                     17,385           18,082
Government National Mortgage Assn. 6.00% 2033                                                      4,656            4,843
Government National Mortgage Assn. 6.00% 2033                                                      4,252            4,422
Government National Mortgage Assn. 6.00% 2033                                                      3,495            3,635
Government National Mortgage Assn. 6.00% 2033                                                      3,435            3,572
Government National Mortgage Assn. 6.00% 2033                                                      3,261            3,391
Government National Mortgage Assn. 5.00% 2034                                                     14,500           14,439
Government National Mortgage Assn. 6.00% 2034                                                     34,001           35,364
Government National Mortgage Assn. 6.00% 2034                                                     31,500           32,681
Government National Mortgage Assn. 8.00% 2042                                                      6,437            7,447
Fannie Mae 6.35% 2005                                                                              2,773            2,778
Fannie Mae 8.00% 2005                                                                                 --*              --*
Fannie Mae, Series 91-50, Class H, 7.75% 2006                                                        117              120
Fannie Mae, Series 1997-M5, Class C, ACES, 6.74% 2007                                              5,000            5,428
Fannie Mae 8.50% 2007                                                                                 18               19
Fannie Mae, Series 1998-M6, Class A-2, ACES, 6.32% 2008                                            2,347            2,538
Fannie Mae 8.50% 2008                                                                                 13               14
Fannie Mae 7.00% 2009                                                                                133              142
Fannie Mae 7.00% 2009                                                                                127              135
Fannie Mae 9.00% 2009                                                                                 51               55
Fannie Mae 7.00% 2010                                                                              1,017            1,083
Fannie Mae 8.50% 2010                                                                                 57               61
Fannie Mae 7.00% 2011                                                                                 64               69
Fannie Mae 9.50% 2011                                                                                 49               53
Fannie Mae, Series 2002-T11, Class A, 4.769% 2012                                                  7,094            7,353
Fannie Mae 8.50% 2013                                                                                 31               33
Fannie Mae 8.50% 2014                                                                                 72               75
Fannie Mae 6.00% 2015                                                                              5,730            6,039
Fannie Mae 6.00% 2017                                                                              3,006            3,163
Fannie Mae 6.00% 2017                                                                              1,812            1,906
Fannie Mae 6.00% 2017                                                                              1,588            1,671
Fannie Mae 6.00% 2017                                                                              1,231            1,295
Fannie Mae 6.00% 2017                                                                                981            1,032
Fannie Mae 7.00% 2017                                                                                479              510
Fannie Mae, Trust 35, Class 2, 12.00% 2018                                                            46               52
Fannie Mae 5.50% 2019                                                                             26,495           27,422
Fannie Mae 12.00% 2019                                                                             1,266            1,494
Fannie Mae, Series 90-93, Class G, 5.50% 2020                                                        191              198
Fannie Mae, Series 2002-W7, Class A-2, 4.80% 2022                                                    453              453
Fannie Mae, Series 1992-119, Class Z, 8.00% 2022                                                     571              617
Fannie Mae 8.00% 2022                                                                                 46               50
Fannie Mae 9.50% 2022                                                                                130              145
Fannie Mae 8.00% 2023                                                                                 95              104
Fannie Mae 8.00% 2023                                                                                 82               89
Fannie Mae 8.00% 2023                                                                                 27               29
Fannie Mae, Series 2001-4, Class NA, 11.807% 2025(4)                                               8,519            9,933
Fannie Mae, Series 1997-M6, Class ZA, 6.85% 2026                                                  16,131           17,763
Fannie Mae 9.50% 2026                                                                                896            1,027
Fannie Mae 8.50% 2027                                                                                 37               41
Fannie Mae 7.00% 2028                                                                                382              407
Fannie Mae 7.00% 2028                                                                                249              265
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028                                                  2,268            2,467
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029                                                  7,255            7,894
Fannie Mae 7.50% 2029                                                                                925              996
Fannie Mae 7.00% 2030                                                                                335              357
Fannie Mae 7.50% 2030                                                                                315              339
Fannie Mae 7.50% 2030                                                                                152              163
Fannie Mae 6.50% 2031                                                                                728              766
Fannie Mae 6.50% 2031                                                                                521              548
Fannie Mae 6.50% 2031                                                                                507              534
Fannie Mae 7.00% 2031                                                                                221              235
Fannie Mae 7.50% 2031                                                                                769              828
Fannie Mae 7.50% 2031                                                                                267              288
Fannie Mae 7.50% 2031                                                                                254              274
Fannie Mae 7.50% 2031                                                                                234              252
Fannie Mae, Series 2001-20, Class E, 9.595% 2031(4)                                                  264              302
Fannie Mae, Series 2001-20, Class C, 11.98% 2031(4)                                                1,164            1,385
Fannie Mae 6.50% 2032                                                                              5,387            5,664
Fannie Mae 6.50% 2032                                                                              2,585            2,717
Fannie Mae 6.50% 2032                                                                                958            1,007
Fannie Mae 6.50% 2032                                                                                571              601
Fannie Mae 7.00% 2032                                                                              2,833            3,014
Fannie Mae 7.00% 2032                                                                              1,767            1,880
Fannie Mae 3.859% 2033(4)                                                                          7,712            7,742
Fannie Mae 4.034% 2033(4)                                                                          4,286            4,295
Fannie Mae 4.047% 2033(4)                                                                            781              785
Fannie Mae 4.202% 2033(4)                                                                         20,864           21,091
Fannie Mae 4.488% 2033(4)                                                                         12,145           12,338
Fannie Mae, Series 2003-M2, Class D, 4.68% 2033(4)                                                11,000           10,272
Fannie Mae 5.50% 2033                                                                              4,306            4,383
Fannie Mae 6.00% 2034                                                                             71,995           74,549
Fannie Mae, Series 2003-W4, Class 1A-2, 3.063% 2038                                                5,500            5,493
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039                                                  2,548            2,767
Fannie Mae, Series 2003-W4, Class 1A-3, 3.991% 2040                                                3,000            3,015
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042                                                   2,236            2,423
Freddie Mac 7.20% 2006                                                                            11,812           12,768
Freddie Mac 8.25% 2007                                                                                57               59
Freddie Mac, Series H009, Class A-2, 1.876% 2008(4)                                                4,120            4,044
Freddie Mac 7.00% 2008                                                                                83               88
Freddie Mac 8.75% 2008                                                                                57               60
Freddie Mac 8.50% 2009                                                                               109              116
Freddie Mac 8.00% 2012                                                                                84               90
Freddie Mac 6.00% 2014                                                                               504              531
Freddie Mac 12.00% 2015                                                                               22               26
Freddie Mac 11.00% 2016                                                                               16               19
Freddie Mac 6.00% 2017                                                                             1,710            1,799
Freddie Mac 8.00% 2017                                                                               584              634
Freddie Mac 8.50% 2018                                                                                33               35
Freddie Mac 8.50% 2020                                                                               489              535
Freddie Mac, Series 2289-NA, 12.005% 2020(4)                                                       5,155            6,029
Freddie Mac 8.50% 2021                                                                               123              134
Freddie Mac, Series 178, Class Z, 9.25% 2021                                                         189              189
Freddie Mac, Series 2289, Class NB, 11.447% 2022(4)                                                1,009            1,160
Freddie Mac, Series 1567, Class A, 2.025% 2023(4)                                                    129              123
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032                                                   1,875            2,038
Freddie Mac 4.077% 2033(4)                                                                        14,808           14,889
Freddie Mac 6.00% 2034                                                                            77,750           80,387
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                 7,650            7,600
Freddie Mac, Series T-042, Class A-2, 5.50% 2042                                                      10               10
Paine Webber CMO, Series O, Class 5, 9.50% 2019(5)                                                   477              511
                                                                                                                  758,449


                                                                                        Principal amount     Market value
BONDS AND NOTES                                                                                    (000)            (000)

FEDERAL AGENCY OBLIGATIONS -- 15.02%
Freddie Mac 1.50% 2005                                                                           $25,000    $      24,848
Freddie Mac 7.00% 2005                                                                             8,000            8,338
Freddie Mac 3.50% 2007                                                                             8,625            8,737
Freddie Mac 5.125% 2008                                                                            9,500           10,119
Freddie Mac 5.75% 2009                                                                            65,000           70,918
Freddie Mac 6.625% 2009                                                                           36,500           41,305
Freddie Mac 5.50% 2019                                                                            10,000           10,073
Fannie Mae 6.00% 2005                                                                              9,200            9,642
Fannie Mae 7.125% 2005                                                                            11,500           11,772
Fannie Mae 4.25% 2007                                                                              8,375            8,667
Fannie Mae 6.625% 2009                                                                            32,500           36,763
Fannie Mae 7.25% 2030                                                                              6,000            7,500
Small Business Administration, Series 2001-20K, 5.34% 2021(3)                                      4,417            4,619
Small Business Administration, Series 2001-20J, 5.76% 2021(3)                                      2,129            2,257
Small Business Administration, Series 2001-20F, 6.44% 2021(3)                                     10,501           11,420
Small Business Administration, Series 2001-20G, 6.625% 2021(3)                                     3,259            3,568
Small Business Administration, Series 2002-20J, 4.75% 2022(3)                                      7,841            7,932
Small Business Administration, Series 2002-20K, 5.08% 2022(3)                                      4,311            4,427
Small Business Administration, Series 2002-20C, 6.07% 2022(3)                                      3,289            3,528
Small Business Administration, Series 2002-20D, 6.41% 2022(3)                                      4,400            4,781
Small Business Administration, Series 2003-20B, 4.84% 2023(3)                                     11,721           11,878
Federal Home Loan Bank 3.75% 2007                                                                 24,280           24,841
Federal Home Loan Bank 5.75% 2008                                                                  7,725            8,409
Federal Home Loan Bank 3.00% 2009                                                                 10,000            9,754
Federal Home Loan Bank 4.50% 2012                                                                 11,000           11,065
U.S. Government-Guaranteed Cert. of Part., Overseas Private Investment Corp.,
   Series 2000-044-A, 3.74% 2015(3)                                                                8,092            8,072
United States Government Guaranteed Ship Financing Obligations, Rowan Companies,
   Inc. (Title XI) 5.88% 2012(3)                                                                   7,273            7,888
Perforadora Central SA de CV 4.92% 2018(3)                                                         2,900            2,990
                                                                                                                  376,111

TOTAL BONDS AND NOTES (cost: $2,328,048,000)                                                                    2,374,743


SHORT-TERM SECURITIES -- 14.02%

U.S. Treasury Bills:
   1.17% due 9/2/2004                                                                             60,000           59,996
   1.475%-1.502% due 11/18/2004(1)                                                                55,900           55,717
   1.33%-1.353% due 9/23/2004                                                                     44,900           44,862
   1.33% due 9/30/2004                                                                            35,700           35,662
   1.40% due 10/28/2004(1)                                                                        33,500           33,428
   1.39% due 10/21/2004                                                                           28,900           28,847
   1.38% due 9/9/2004                                                                             28,200           28,190
   1.325% due 10/7/2004(1)                                                                        15,300           15,279
   1.33% due 9/16/2004                                                                             7,750            7,745
Federal Home Loan Bank 1.47% due 9/1/2004                                                         41,500           41,498

TOTAL SHORT-TERM SECURITIES (cost: $351,217,000)                                                                  351,224


TOTAL INVESTMENT SECURITIES (cost: $2,679,265,000)                                                              2,725,967
Other assets less liabilities                                                                                    (221,223)

NET ASSETS                                                                                                     $2,504,744


* Amount less than one thousand.
(1) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(2) Index-linked bond whose principal amount moves with a government retail price index.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Coupon rate may change periodically.
(5) Comprised of federal agency originated or guaranteed loans.




FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2004                            (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $2,679,265)                                                               $2,725,967
 Cash                                                                                                                    121
 Receivables for:
  Sales of investments                                                                $2,368
  Sales of fund's shares                                                               3,439
  Interest                                                                            18,522                          24,329
                                                                                                                   2,750,417
LIABILITIES:
 Payables for:
  Purchases of investments                                                           236,189
  Repurchases of fund's shares                                                         4,426
  Dividends on fund's shares                                                           2,268
  Investment advisory services                                                           622
  Services provided by affiliates                                                      2,011
  Deferred Trustees' compensation                                                        100
  Other fees and expenses                                                                 57                         245,673
NET ASSETS AT AUGUST 31, 2004                                                                                     $2,504,744

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                                                 $2,497,334
 Distributions in excess of net investment income                                                                        (65)
 Accumulated net realized loss                                                                                       (39,227)
 Net unrealized appreciation                                                                                          46,702
NET ASSETS AT AUGUST 31, 2004                                                                                     $2,504,744

Shares of beneficial interest issued and outstanding - unlimited shares authorized, 182,264 total shares outstanding

                                                                           Net assets    Shares outstanding      Net asset value
                                                                                                                   per share (1)

Class A                                                                    $1,899,724               138,238               $13.74
Class B                                                                       220,772                16,065                13.74
Class C                                                                       122,308                 8,900                13.74
Class F                                                                        32,511                 2,366                13.74
Class 529-A                                                                    33,432                 2,433                13.74
Class 529-B                                                                    13,380                   974                13.74
Class 529-C                                                                    21,351                 1,554                13.74
Class 529-E                                                                     2,480                   180                13.74
Class 529-F                                                                     1,070                    78                13.74
Class R-1                                                                       2,183                   159                13.74
Class R-2                                                                      67,596                 4,919                13.74
Class R-3                                                                      72,481                 5,274                13.74
Class R-4                                                                       8,167                   594                13.74
Class R-5                                                                       7,289                   530                13.74
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $14.28 for each.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended August 31, 2004

INVESTMENT INCOME:                                      (dollars in thousands)
 Income:
  Interest                                                                                                              $102,426

 Fees and expenses:
  Investment advisory services                                                                  $7,534
  Distribution services                                                                          9,670
  Transfer agent services                                                                        3,568
  Administrative services                                                                        1,349
  Reports to shareholders                                                                          187
  Registration statement and prospectus                                                            230
  Postage, stationery and supplies                                                                 463
  Trustees' compensation                                                                            42
  Auditing and legal                                                                               134
  Custodian                                                                                         31
  Sstate and local taxes                                                                            34
  Other                                                                                             49
  Total expenses before reimbursement                                                           23,291
   Reimbursement of expenses                                                                       380                    22,911
 Net investment income                                                                                                    79,515

NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS
 Net realized gain on investments                                                                                         10,131
 Net unrealized appreciation on investments                                                                               26,177
   Net realized gain and unrealized appreciation on investments                                                           36,308
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                    $115,823

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                                       Year ended August 31
                                                                                                  2004                      2003
OPERATIONS:
 Net investment income                                                                         $79,515                   $93,936
 Net realized gain on investments                                                               10,131                    36,106
 Net unrealized appreciation (depreciation) on investments                                      26,177                   (65,727)
  Net increase in net assets resulting from operations                                         115,823                    64,315

DIVIDENDS PAID OR ACCRUED TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME                                                                    (84,098)                 (103,672)

CAPITAL SHARE TRANSACTIONS                                                                    (560,790)                  463,425

TOTAL (DECREASE) INCREASE IN NET ASSETS                                                       (529,065)                  424,068

NET ASSETS:
 Beginning of year                                                                           3,033,809                 2,609,741
 End of year (including distributions in excess of and undistributed
  net investment income: ($65) and $104, respectively)                                      $2,504,744                $3,033,809

See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes A and 529-A         Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes B and 529-B             None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class C                         None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-C                     None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-E                     None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes F and 529-F             None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

CollegeAmerica is a registered trademark of the Virginia College Savings Plan.


          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2004, the cost of investment securities for federal income tax purposes was $2,679,487,000.

During the year ended August 31, 2004, the fund reclassified $4,356,000 from additional paid-in capital to accumulated net realized loss, $4,418,000 from accumulated net realized loss to undistributed net investment income, and $4,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                                                                            $2,303
Short-term and long-term capital loss deferrals                                                               (39,006)
Gross unrealized appreciation on investment securities                                                         51,748
Gross unrealized depreciation on investment securities                                                         (5,268)
Net unrealized appreciation on investment securities                                                           46,480

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $20,590,000, $4,377,000, $5,664,000 and $8,375,000 expiring in
2005, 2006, 2008 and 2009, respectively. These numbers reflect the expiration of a capital loss carryforward of $4,356,000 and a utilization of a capital loss carryforward of $1,723,000 during the year ended August 31, 2004. The remaining capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. During the year ended August 31, 2004, the fund realized, on a tax basis, a net capital gain of $1,723,000.

Ordinary income distributions paid or accrued to shareholders were as follows (dollars in thousands):

Share class                                                  Year ended August 31, 2004             Year ended August 31, 2003
Class A                                                                        $ 67,777                               $ 87,846
Class B                                                                           6,272                                  7,411
Class C                                                                           3,482                                  4,567
Class F                                                                             937                                    909
Class 529-A                                                                       1,028                                    786
Class 529-B                                                                         331                                    251
Class 529-C                                                                         505                                    391
Class 529-E                                                                          68                                     45
Class 529-F                                                                          29                                     13
Class R-1                                                                            40                                     16
Class R-2                                                                         1,404                                    553
Class R-3                                                                         1,784                                    476
Class R-4                                                                           209                                     87
Class R-5                                                                           232                                    321
Total                                                                          $ 84,098                              $ 103,672


3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. The Board of Trustees approved an amended agreement effective April 1, 2004, reducing the existing annual rate of 0.16% to 0.15% on daily net assets in excess of $3 billion. For the year ended August 31, 2004, the investment advisory services fee was $7,534,000, which was equivalent to an annualized rate of 0.282% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the Board of Trustees has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended August 31, 2004, CRMC voluntarily agreed to pay a portion of these fees for classes R-1, R-2, R-3 and R-4. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended August 31, 2004, were as follows (dollars in thousands):


         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $4,565           $3,223         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          2,457             345          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          1,399          Included             $210                $72            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           72            Included              43                 10             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         60            Included              48                 12                  $32
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         139           Included              21                  9                   14
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         212           Included              32                 12                   21
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         12            Included              3                   1                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          2            Included              1                  -*                   1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          16            Included              2                   4             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          415           Included              83                 444            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          305           Included              92                 161            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          16            Included              10                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              6                   1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $9,670           $3,568              $551               $728                 $70
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes $29,000 in current fees (either paid in cash or deferred) and a net increase of $13,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                            Reinvestments of
Share class                                                                 Sales(1)                   dividends and distributions
                                                                       Amount         Shares                 Amount        Shares
Year ended August 31, 2004
Class A                                                             $ 421,261         30,787               $ 59,101         4,322
Class B                                                                37,807          2,763                  5,601           410
Class C                                                                39,279          2,870                  3,031           222
Class F                                                                24,351          1,776                    705            52
Class 529-A                                                            10,260            751                  1,015            74
Class 529-B                                                             2,832            207                    325            24
Class 529-C                                                             6,693            489                    497            36
Class 529-E                                                               940             68                     67             5
Class 529-F                                                               518             38                     28             2
Class R-1                                                               1,603            117                     39             3
Class R-2                                                              44,806          3,274                  1,367           100
Class R-3                                                              40,344          2,949                  1,747           128
Class R-4                                                               5,418            396                    205            15
Class R-5                                                               3,945            286                    155            11
Total net increase
   (decrease)                                                       $ 640,057         46,771               $ 73,883         5,404

Year ended August 31, 2003
Class A                                                           $ 1,971,635        142,308               $ 77,156         5,573
Class B                                                               235,415         16,993                  6,593           476
Class C                                                               200,655         14,488                  3,958           285
Class F                                                                83,107          5,993                    690            50
Class 529-A                                                            26,061          1,882                    765            55
Class 529-B                                                            11,825            853                    246            18
Class 529-C                                                            16,240          1,173                    383            28
Class 529-E                                                             1,562            113                     44             3
Class 529-F                                                               758             55                     12             1
Class R-1                                                               1,680            122                     15             1
Class R-2                                                              56,327          4,062                    524            38
Class R-3                                                              56,226          4,067                    440            32
Class R-4                                                               5,753            415                     83             6
Class R-5                                                               8,811            638                    173            12
Total net increase
   (decrease)                                                     $ 2,676,055        193,162               $ 91,082         6,578




Share class                                                                Repurchases(1)                  Net (decrease) increase
                                                                        Amount         Shares                 Amount        Shares
Year ended August 31, 2004
Class A                                                            $ (978,736)       (71,566)            $ (498,374)      (36,457)
Class B                                                              (116,635)        (8,526)               (73,227)       (5,353)
Class C                                                               (91,990)        (6,728)               (49,680)       (3,636)
Class F                                                               (15,994)        (1,171)                 9,062           657
Class 529-A                                                            (8,764)          (641)                 2,511           184
Class 529-B                                                            (4,395)          (320)                (1,238)          (89)
Class 529-C                                                            (6,225)          (455)                   965            70
Class 529-E                                                              (574)           (42)                   433            31
Class 529-F                                                              (234)           (17)                   312            23
Class R-1                                                                (629)           (46)                 1,013            74
Class R-2                                                             (22,637)        (1,654)                23,536         1,720
Class R-3                                                             (19,956)        (1,460)                22,135         1,617
Class R-4                                                              (2,454)          (180)                 3,169           231
Class R-5                                                              (5,507)          (402)                (1,407)         (105)
Total net increase
   (decrease)                                                    $ (1,274,730)       (93,208)            $ (560,790)      (41,033)

Year ended August 31, 2003
Class A                                                          $ (1,901,973)      (137,474)             $ 146,818        10,407
Class B                                                              (130,412)        (9,438)               111,596         8,031
Class C                                                              (154,203)       (11,156)                50,410         3,617
Class F                                                               (82,043)        (5,925)                 1,754           118
Class 529-A                                                            (4,813)          (348)                22,013         1,589
Class 529-B                                                              (924)           (67)                11,147           804
Class 529-C                                                            (3,001)          (218)                13,622           983
Class 529-E                                                              (244)           (18)                 1,362            98
Class 529-F                                                                (6)            (1)                   764            55
Class R-1                                                                (690)           (50)                 1,005            73
Class R-2                                                             (13,039)          (941)                43,812         3,159
Class R-3                                                              (6,324)          (456)                50,342         3,643
Class R-4                                                                (910)           (66)                 4,926           355
Class R-5                                                              (5,130)          (370)                 3,854           280
Total net increase
   (decrease)                                                    $ (2,303,712)      (166,528)             $ 463,425        33,212

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,874,587,000 and $2,509,978,000, respectively, during the year ended August 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2004, the custodian fee of $31,000 included $35,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                Income (loss) from investment operations(2)
                                                                                                           Net
                                                             Net asset                           gains (losses)
                                                                value,                Net        on securities        Total from
                                                             beginning         investment       (both realized        investment
                                                             of period       income (loss)      and unrealized)       operations
CLASS A:
 Year ended 8/31/2004                                           $13.59               $.43                 $.17              $.60
 Year ended 8/31/2003                                            13.73                .42                 (.10)              .32
 Year ended 8/31/2002                                            13.34                .57                  .41               .98
 Year ended 8/31/2001                                            12.76                .70                  .63              1.33
 Year ended 8/31/2000                                            12.63                .77                  .09               .86
CLASS B:
 Year ended 8/31/2004                                            13.59                .33                  .17               .50
 Year ended 8/31/2003                                            13.73                .32                 (.10)              .22
 Year ended 8/31/2002                                            13.34                .48                  .41               .89
 Year ended 8/31/2001                                            12.76                .61                  .63              1.24
 Period from 3/15/2000 to 8/31/2000                              12.49                .26                  .31               .57
CLASS C:
 Year ended 8/31/2004                                            13.59                .32                  .17               .49
 Year ended 8/31/2003                                            13.73                .31                 (.10)              .21
 Year ended 8/31/2002                                            13.34                .47                  .41               .88
 Period from 3/15/2001 to 8/31/2001                              13.31                .25                  .04               .29
CLASS F:
 Year ended 8/31/2004                                            13.59                .43                  .17               .60
 Year ended 8/31/2003                                            13.73                .42                 (.10)              .32
 Year ended 8/31/2002                                            13.34                .56                  .41               .97
 Period from 3/15/2001 to 8/31/2001                              13.31                .29                  .04               .33
CLASS 529-A:
 Year ended 8/31/2004                                            13.59                .42                  .17               .59
 Year ended 8/31/2003                                            13.73                .42                 (.10)              .32
 Period from 2/20/2002 to 8/31/2002                              13.36                .27                  .39               .66
CLASS 529-B:
 Year ended 8/31/2004                                            13.59                .31                  .17               .48
 Year ended 8/31/2003                                            13.73                .29                 (.10)              .19
 Period from 2/20/2002 to 8/31/2002                              13.36                .19                  .39               .58
CLASS 529-C:
 Year ended 8/31/2004                                            13.59                .31                  .17               .48
 Year ended 8/31/2003                                            13.73                .29                 (.10)              .19
 Period from 2/19/2002 to 8/31/2002                              13.36                .22                  .36               .58
CLASS 529-E:
 Year ended 8/31/2004                                            13.59                .38                  .17               .55
 Year ended 8/31/2003                                            13.73                .37                 (.10)              .27
 Period from 3/7/2002 to 8/31/2002                               13.22                .24                  .51               .75
CLASS 529-F:
 Year ended 8/31/2004                                            13.59                .41                  .17               .58
 Period from 10/11/2002 to 8/31/2003                             13.83                .30                 (.15)              .15




FINANCIAL HIGHLIGHTS (1)                                           (continued)

                                                                                 Income (loss) from investment operations(2)
                                                                                                           Net
                                                             Net asset                            gains(losses)
                                                                value,                Net        on securities        Total from
                                                             beginning         investment       (both realized        investment
                                                             of period       income (loss)      and unrealized)       operations
CLASS R-1:
 Year ended 8/31/2004                                           $13.59               $.32                 $.17              $.49
 Year ended 8/31/2003                                            13.73                .31                 (.10)              .21
 Period from 6/13/2002 to 8/31/2002                              13.40                .09                  .33               .42
CLASS R-2:
 Year ended 8/31/2004                                            13.59                .33                  .17               .50
 Year ended 8/31/2003                                            13.73                .31                 (.10)              .21
 Period from 5/31/2002 to 8/31/2002                              13.37                .10                  .38               .48
CLASS R-3:
 Year ended 8/31/2004                                            13.59                .38                  .17               .55
 Year ended 8/31/2003                                            13.73                .37                 (.10)              .27
 Period from 6/6/2002 to 8/31/2002                               13.36                .11                  .38               .49
CLASS R-4:
 Year ended 8/31/2004                                            13.59                .43                  .17               .60
 Year ended 8/31/2003                                            13.73                .42                 (.10)              .32
 Period from 5/28/2002 to 8/31/2002                              13.34                .14                  .40               .54
CLASS R-5:
 Year ended 8/31/2004                                            13.59                .47                  .17               .64
 Year ended 8/31/2003                                            13.73                .46                 (.10)              .36
 Period from 5/15/2002 to 8/31/2002                              13.27                .17                  .48               .65




FINANCIAL HIGHLIGHTS (1)



                                                              Dividends
                                                              (from net         Net asset                             Net assets,
                                                             investment        value, end                Total      end of period
                                                                income)         of period            return (3)     (in millions)
CLASS A:
 Year ended 8/31/2004                                            $(.45)            $13.74                 4.49%           $1,900
 Year ended 8/31/2003                                             (.46)             13.59                 2.29             2,374
 Year ended 8/31/2002                                             (.59)             13.73                 7.55             2,256
 Year ended 8/31/2001                                             (.75)             13.34                10.70             1,357
 Year ended 8/31/2000                                             (.73)             12.76                 7.07             1,083
CLASS B:
 Year ended 8/31/2004                                             (.35)             13.74                 3.72               221
 Year ended 8/31/2003                                             (.36)             13.59                 1.58               291
 Year ended 8/31/2002                                             (.50)             13.73                 6.80               184
 Year ended 8/31/2001                                             (.66)             13.34                 9.94                40
 Period from 3/15/2000 to 8/31/2000                               (.30)             12.76                 4.60                 3
CLASS C:
 Year ended 8/31/2004                                             (.34)             13.74                 3.65               122
 Year ended 8/31/2003                                             (.35)             13.59                 1.51               170
 Year ended 8/31/2002                                             (.49)             13.73                 6.72               122
 Period from 3/15/2001 to 8/31/2001                               (.26)             13.34                 2.19                15
CLASS F:
 Year ended 8/31/2004                                             (.45)             13.74                 4.45                33
 Year ended 8/31/2003                                             (.46)             13.59                 2.29                23
 Year ended 8/31/2002                                             (.58)             13.73                 7.51                22
 Period from 3/15/2001 to 8/31/2001                               (.30)             13.34                 2.53                 6
CLASS 529-A:
 Year ended 8/31/2004                                             (.44)             13.74                 4.40                34
 Year ended 8/31/2003                                             (.46)             13.59                 2.31                31
 Period from 2/20/2002 to 8/31/2002                               (.29)             13.73                 5.00                 9
CLASS 529-B:
 Year ended 8/31/2004                                             (.33)             13.74                 3.54                13
 Year ended 8/31/2003                                             (.33)             13.59                 1.38                14
 Period from 2/20/2002 to 8/31/2002                               (.21)             13.73                 4.40                 3
CLASS 529-C:
 Year ended 8/31/2004                                             (.33)             13.74                 3.55                21
 Year ended 8/31/2003                                             (.33)             13.59                 1.39                20
 Period from 2/19/2002 to 8/31/2002                               (.21)             13.73                 4.41                 7
CLASS 529-E:
 Year ended 8/31/2004                                             (.40)             13.74                 4.08                 2
 Year ended 8/31/2003                                             (.41)             13.59                 1.92                 2
 Period from 3/7/2002 to 8/31/2002                                (.24)             13.73                 5.76                 1
CLASS 529-F:
 Year ended 8/31/2004                                             (.43)             13.74                 4.33                 1
 Period from 10/11/2002 to 8/31/2003                              (.39)             13.59                 1.04                 1




FINANCIAL HIGHLIGHTS (1)                                            (continued)



                                                             Dividends
                                                             (from net          Net asset                            Net assets,
                                                            investment         value, end                 Total     end of period
                                                               income)          of period                return     (in millions)
CLASS R-1:
 Year ended 8/31/2004                                            $(.34)            $13.74                 3.66%               $2
 Year ended 8/31/2003                                             (.35)             13.59                 1.49                 1
 Period from 6/13/2002 to 8/31/2002                               (.09)             13.73                 3.12                 - (6)
CLASS R-2:
 Year ended 8/31/2004                                             (.35)             13.74                 3.70                68
 Year ended 8/31/2003                                             (.35)             13.59                 1.53                43
 Period from 5/31/2002 to 8/31/2002                               (.12)             13.73                 3.57                 1
CLASS R-3:
 Year ended 8/31/2004                                             (.40)             13.74                 4.09                73
 Year ended 8/31/2003                                             (.41)             13.59                 1.93                50
 Period from 6/6/2002 to 8/31/2002                                (.12)             13.73                 3.68                 - (6)
CLASS R-4:
 Year ended 8/31/2004                                             (.45)             13.74                 4.45                 8
 Year ended 8/31/2003                                             (.46)             13.59                 2.30                 5
 Period from 5/28/2002 to 8/31/2002                               (.15)             13.73                 4.04                 - (6)
CLASS R-5:
 Year ended 8/31/2004                                             (.49)             13.74                 4.78                 7
 Year ended 8/31/2003                                             (.50)             13.59                 2.63                 9
 Period from 5/15/2002 to 8/31/2002                               (.19)             13.73                 4.89                 5



FINANCIAL HIGHLIGHTS (1)

                                                                         Ratio of expenses   Ratio of expenses           Ratio of
                                                                            to average net      to average net         net income
                                                                             assets before        assets after         to average
                                                                             reimbursement   reimbursement (4)         net assets
CLASS A:
 Year ended 8/31/2004                                                                 .71%                .71%              3.14%
 Year ended 8/31/2003                                                                 .76                 .76               3.01
 Year ended 8/31/2002                                                                 .80                 .80               4.27
 Year ended 8/31/2001                                                                 .85                 .85               5.37
 Year ended 8/31/2000                                                                 .85                 .85               6.13
CLASS B:
 Year ended 8/31/2004                                                                1.47                1.47               2.38
 Year ended 8/31/2003                                                                1.46                1.46               2.23
 Year ended 8/31/2002                                                                1.50                1.50               3.47
 Year ended 8/31/2001                                                                1.51                1.51               4.47
 Period from 3/15/2000 to 8/31/2000                                                   .71                 .71               2.44
CLASS C:
 Year ended 8/31/2004                                                                1.53                1.53               2.32
 Year ended 8/31/2003                                                                1.54                1.54               2.19
 Year ended 8/31/2002                                                                1.57                1.57               3.37
 Period from 3/15/2001 to 8/31/2001                                                   .81                 .81               1.97
CLASS F:
 Year ended 8/31/2004                                                                 .75                 .75               3.04
 Year ended 8/31/2003                                                                 .75                 .75               3.00
 Year ended 8/31/2002                                                                 .83                 .83               4.16
 Period from 3/15/2001 to 8/31/2001                                                   .40                 .40               2.35
CLASS 529-A:
 Year ended 8/31/2004                                                                 .80                 .80               3.02
 Year ended 8/31/2003                                                                 .68                 .68               2.91
 Period from 2/20/2002 to 8/31/2002                                                   .92 (5)             .92 (5)           3.82 (5)
CLASS 529-B:
 Year ended 8/31/2004                                                                1.64                1.64               2.20
 Year ended 8/31/2003                                                                1.63                1.63               1.92
 Period from 2/20/2002 to 8/31/2002                                                  1.66 (5)            1.66 (5)           3.16 (5)
CLASS 529-C:
 Year ended 8/31/2004                                                                1.63                1.63               2.20
 Year ended 8/31/2003                                                                1.62                1.62               1.99
 Period from 2/19/2002 to 8/31/2002                                                  1.64 (5)            1.64 (5)           3.13 (5)
CLASS 529-E:
 Year ended 8/31/2004                                                                1.11                1.11               2.71
 Year ended 8/31/2003                                                                1.10                1.10               2.48
 Period from 3/7/2002 to 8/31/2002                                                    .55                 .55               1.78
CLASS 529-F:
 Year ended 8/31/2004                                                                 .86                 .86               2.94
 Period from 10/11/2002 to 8/31/2003                                                  .84 (5)             .84 (5)           2.49 (5)




FINANCIAL HIGHLIGHTS (1)                                            (continued)



                                                                        Ratio of expenses   Ratio of expenses        Ratio of net
                                                                           to average net      to average net       income (loss)
                                                                            assets before        assets after          to average
                                                                            reimbursement   reimbursement (4)          net assets
CLASS R-1:
 Year ended 8/31/2004                                                                1.74%               1.52%              2.26%
 Year ended 8/31/2003                                                                2.02                1.52               1.86
 Period from 6/13/2002 to 8/31/2002                                                   .39                 .31                .64
CLASS R-2:
 Year ended 8/31/2004                                                                2.02                1.48               2.32
 Year ended 8/31/2003                                                                2.05                1.47               1.81
 Period from 5/31/2002 to 8/31/2002                                                   .53                 .38                .72
CLASS R-3:
 Year ended 8/31/2004                                                                1.23                1.10               2.71
 Year ended 8/31/2003                                                                1.16                1.08               1.80
 Period from 6/6/2002 to 8/31/2002                                                    .35                 .27                .83
CLASS R-4:
 Year ended 8/31/2004                                                                 .74                 .74               3.05
 Year ended 8/31/2003                                                                 .75                 .73               2.58
 Period from 5/28/2002 to 8/31/2002                                                   .27                 .20               1.00
CLASS R-5:
 Year ended 8/31/2004                                                                 .42                 .42               3.39
 Year ended 8/31/2003                                                                 .43                 .43               3.31
 Period from 5/15/2002 to 8/31/2002                                                   .13                 .13               1.24


                                                                                  Year ended August 31
                                                                  2004       2003           2002         2001          2000

Portfolio turnover rate for all classes of shares                  72%        82%            95%          44%           63%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements and payments from CRMC. During the start-up period for the retirement plan share classes (except Class R-5), CRMC voluntarily agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than 1 million.

See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF THE THE AMERICAN FUNDS INCOME SERIES AND SHAREHOLDERS OF U.S. GOVERNMENT SECURITIES FUND:

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series - U.S. Government Securities Fund (the "Fund"), including the investment portfolio, as of August 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Income Series - U.S. Government Securities Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Costa Mesa, California
October 13, 2004


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending August 31, 2004.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $46,169,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.